                CONFIDENTIAL TREATMENT REQUESTED AS TO CERTAIN
                     INFORMATION CONTAINED IN THIS EXHIBIT

                                                                    Exhibit 10.4

                          TRANSITION SERVICES AGREEMENT

                                 BY AND BETWEEN

                                BROOKTROUT, INC.

                                       AND

                                INTERSPEED, INC.


                             DATED AS OF
                                        -----------

                                TABLE OF CONTENTS


                                                                                                       Page

ARTICLE 1.        SERVICES TO BE PERFORMED; TERM; PERFORMANCE AND COOPERATION............................ 1

ARTICLE 2.        PAYMENT ............................................................................... 3

ARTICLE 3.        RELATIONSHIP OF PARTIES................................................................ 3

ARTICLE 4.        CERTAIN PROVISIONS .................................................................... 3

ARTICLE 5.        MISCELLANEOUS ......................................................................... 4

                                    Schedules


Schedule A        -        Payroll Processing and Administration
Schedule B        -        Human Resources Information System
Schedule C        -        Benefits
Schedule D        -        Marketing
Schedule E        -        Information Technology and Telecommunications
Schedule F        -        Accounts Receivable
Schedule G        -        Accounting and Finance
Schedule H        -        Order Entry
Schedule I        -        Use of Interspeed Name on Forms


                                     Tables


Table 1  -        Transition Services Fees


                                      (i)

                          TRANSITION SERVICES AGREEMENT

         THIS TRANSITION SERVICES AGREEMENT ("Agreement") is made as of _____, 1999, by and between Brooktrout, Inc., a Massachusetts corporation ("Brooktrout") and Interspeed, Inc., a Delaware corporation ("Interspeed").

                                    RECITALS

         WHEREAS, Interspeed plans to consummate its initial public offering on _____________, 1999, as per the Form S-1 Registration Statement dated ______, 1999, for its business located principally at 39 High Street, North Andover, MA 01845, the date and time at which the closing of the initial public offering occurred being referred to herein as the "Closing Date";

         WHEREAS, in further consideration of the initial public offering and related transactions, Interspeed will require Brooktrout's assistance to manage certain operations of the Business during periods specified herein following the Closing Date; and

         WHEREAS, in connection with and as a condition precedent to the closing of the initial public offering, Brooktrout has agreed to provide certain services to Interspeed following the Closing Date and Interspeed desires to avail themselves of such services on the terms and conditions as hereinafter provided.

         NOW THEREFORE, in consideration of the mutual agreements and covenants herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         ARTICLE 1. SERVICES TO BE PERFORMED; TERM; PERFORMANCE AND COOPERATION.

                 (a) In accordance with the terms and provisions of this Agreement, Brooktrout agrees to perform for Interspeed the services described in Schedules A through K hereto (collectively, the "Services") in the amounts and to the extent specified with respect to each such Service in the applicable Schedule. Brooktrout shall have no obligation to provide any Services requiring any change or addition to their hardware, software, systems, training or personnel requirements other than those necessary prior to the Closing Date, and as outlined in this agreement for the transition period.

                 (b) This Agreement shall become effective as of the Closing Date and shall terminate with respect to each Service on the date specified for such Service or as determined in accordance with the applicable Schedule hereto.

                 (c) Notwithstanding anything to the contrary contained herein, this Agreement may be terminated, in whole or in part, at any time:

                  (i)      by the mutual consent of Interspeed and Brooktrout;


                  (ii) by Interspeed in the event of any material breach or default by Brooktrout of any obligations under this Agreement and the failure of Brooktrout, as appropriate, to cure, or to take substantial steps towards the curing of, such breach or default within thirty days after receipt of written notice from Interspeed requesting such breach or default to be cured; or

                  (iii) by Brooktrout in the event of any material breach or default by Interspeed's obligations under this Agreement and the failure of Interspeed to cure, or to take substantial steps towards the curing of, such breach or default within thirty days after receipt of notice from Brooktrout requesting such breach or default to be cured.

                  (d) "Commercially reasonable efforts" or similar variations thereof when used in this Agreement, mean that the obligated party is required to make a diligent, reasonable and good faith effort to accomplish the applicable objective. Such obligation, however, does not require an expenditure of funds or the incurrence of a liability on the part of the obligated party, nor does it require that the obligated party act in a manner that would be contrary to normal commercial practices in order to accomplish the objective. The fact that the objective is not actually accomplished is no indication that the obligated party did or did not in fact utilize its reasonable commercial efforts in attempting to accomplish the objective.

                  (e) Brooktrout shall use commercially reasonable efforts, as defined in section (d) above, in the timely provision of the Services and Interspeed shall use such commercially reasonable efforts to cooperate with Brooktrout in connection with the provision of the Services. Such cooperation shall include exchanging information, providing electronic access to data systems used in connection with Services, performing true-ups and adjustments, and obtaining all consents, licenses, sublicenses or approvals necessary or desirable to permit each party to perform its obligations hereunder. In the event there are any costs associated with obtaining such consents, licenses, sublicenses or approvals, and if an acceptable arrangement concerning the payment of such amounts cannot be agreed to by Brooktrout and Interspeed, then Brooktrout shall not be required to continue providing the Service with respect to which such consent, license, sublicense or approval is being obtained, except as provided in Article 1(g) hereof.

                  (f) Brooktrout shall provide Services consistent with such entity's past practices and at substantially the same level and quality as provided by such entity as of the Closing Date. Brooktrout shall provide Services in a time frame consistent with such entity's past practice and such that Services respond to new developments in a timely manner, consistent with such entity's past practice. Notwithstanding the foregoing, Brooktrout makes no warranties of any kind, express or implied, with respect to any Services provided hereunder. As needed from time to time during the period during which Services are provided, and upon termination of the provision of any Services, Brooktrout will provide Interspeed with all records (in any format, electronic or otherwise) related to the provision of Services under this Agreement, including, but not limited to, billing and other Business related records.

                  (g) The parties will consult with each other in good faith, as required, with respect to the furnishing of and payment for special or additional services, extraordinary items and the like, and will establish pre-approval routines to the extent reasonably feasible.

                  (h) If Brooktrout reasonably believes it is unable to provide any Service or, in the case of data systems, to support the function which the data system relates, notwithstanding the use by Brooktrout of commercially reasonable efforts as defined in section (d) above, to provide such Service or to support such function, the parties shall cooperate to determine the best alternative approach. Until such alternative approach is found or the problem is otherwise resolved to the satisfaction of the parties, Brooktrout shall (i) use commercially reasonable efforts to continue providing the Service or, (ii) in the case of data systems, support the function to which the data system relates or permit Interspeed to have access to the data system so Interspeed can support the function itself. To the extent an agreed upon alternative approach requires payment above and beyond that which is included in Brooktrout's charge for the Service in question, Interspeed shall be responsible for such payment in an amount of Brooktrout's direct costs.

         ARTICLE 2. PAYMENT. In consideration for the Services to be provided by Brooktrout hereunder, Interspeed shall pay to Brooktrout such fees and costs as set forth in Schedules A through H, and Table 1, hereto. Brooktrout shall not be entitled to any other payments in respect of the Services to be provided to Interspeed hereunder.

         The fees for the Services shall be payable monthly in arrears. Brooktrout shall forward to Interspeed separate invoices for the Services, listing the services provided hereunder and listing the fees for such Services. Invoices shall be payable within 30 days after receipt by Interspeed.

         Interspeed shall additionally be responsible for the payment of any applicable sales taxes relating to the provision of goods or services received with respect to Services provided by Brooktrout hereunder, but not any taxes attributable to Brooktrout's income.

         ARTICLE 3. RELATIONSHIP OF PARTIES.

                  (a) All employees and representatives of Brooktrout providing Services hereunder to Interspeed under this Agreement shall be deemed for purposes of all compensation and employee benefits to be employees or representatives solely of Brooktrout, as appropriate, and not to be employees or representatives of Interspeed. In performing their respective duties hereunder, all such employees and representatives of Brooktrout shall be under the direction, control and supervision of Brooktrout (and not of Interspeed) and Brooktrout shall have the sole right to exercise all authority with respect to the employment (including termination of employment), assignment and compensation of such employees and representatives.

                 (b) The parties hereto are independent contractors, and neither party nor its employees or agents will be deemed to be employees or agents of the other for any purpose or under any circumstances. No partnership, joint venture, alliance, fiduciary or any relationship other than that of independent contractors is created hereby, expressly or by implication.

         ARTICLE 4. CERTAIN PROVISIONS.

                  (a) SPECIFIC PERFORMANCE. Upon a breach of this Agreement by Brooktrout, Interspeed shall, in addition to all other remedies (other than indirect or consequential damages, which shall not be available), whether at law or in equity, be entitled to specific performance and any other available equitable remedy.

                  (b)       INDEMNITY.

                  (i) Brooktrout shall be liable, responsible and accountable for damages, losses, liabilities, claims, costs or expenses (including reasonable attorneys' fees) only for gross negligence, willful misconduct or willful refusal to act in the provision of Services to Interspeed. Brooktrout shall not be liable, responsible or accountable for damages losses, liabilities, claims, costs or expenses (including reasonable attorneys' fees) under this Agreement except as expressly set forth in the immediately preceding sentence.

                  (ii) Interspeed shall indemnify, defend, and hold harmless Brooktrout and its respective directors, officers, shareholders, employees, agents and controlling persons from and against any and all losses, claims, damages, liabilities, costs and expenses (including any investigatory, legal and other expenses incurred in connection with, and any amounts paid in, any settlement) resulting from a demand, claim, lawsuit, action or proceeding relating to any such person's conduct in connection with the provision of Services to Interspeed under this Agreement, provided that such conduct did not constitute gross negligence, willful misconduct, willful refusal to act or breach of this Agreement by Brooktrout.

                  (c) NO CONSEQUENTIAL DAMAGES. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR LOST REVENUES) OF THE OTHER PARTY, ITS SUCCESSORS, ASSIGNS OR THEIR RESPECTIVE AFFILIATES, AS A RESULT OF OR ARISING FROM THIS AGREEMENT, REGARDLESS OF WHETHER SUCH LIABILITY ARISES IN TORT, CONTRACT, BREACH OF WARRANTY, INDEMNIFICATION OR OTHERWISE.

         ARTICLE 5. MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement shall be deemed a contract made under the laws of the Commonwealth of Massachusetts and, together with the rights and obligations of the parties hereunder, shall be construed under and governed by the law of the Commonwealth of Massachusetts, without regard to the conflicts of law provisions thereof.

                  (b) FORCE MAJEURE. Neither party will have any liability for damages or delay due to fire, explosion, lightning, pest damage, power failure or surges, strikes or labor disputes, water or flood, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, acts or omissions of communications or other carriers, or any other cause beyond a party's reasonable control, whether or not similar to the foregoing.

                  (c) SUBCONTRACTING AND ASSIGNMENT.

                  (i) Brooktrout may subcontract any or all of the functions or Services to be performed by either entity under this Agreement with the consent of Interspeed, which consent shall not be unreasonably withheld, but will retain responsibility for all matters subcontracted.

                  (ii) This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable or transferable by either party without the prior written consent of the other party hereto, and any such unauthorized assignment or transfer will be void. Notwithstanding the foregoing Interspeed may assign this Agreement to any direct or indirect affiliate of such entity.

                  (d) ENTIRE AGREEMENT; MODIFICATION. This Agreement and the Schedules attached hereto constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiation, commitments and writings with respect to Services. This Agreement and the Schedules attached hereto may not be altered, modified or amended except by a written instrument signed by all affected parties.

                 (e) NO DUTY OF VERIFICATION. In the absence of actual knowledge to the contrary, Brooktrout shall have no responsibility for verifying the correctness of any information given to it by or on behalf of Interspeed for the purpose of providing the Services.

                  (f) WAIVERS. The failure of any party to require the performance or satisfaction of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

                  (g) SEVERABILITY. In the event that any court having jurisdiction shall determine that any restrictive covenant or other provision contained in this Agreement shall be unreasonable or unenforceable in any respect, then such covenant or other provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and so limited shall remain in full force and effect. In the event that such court shall deem any such covenant or other provision wholly unenforceable, the remaining covenants and other provisions of this Agreement shall nevertheless remain in full force and effect.

                 (h) NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered or sent by facsimile transmission, upon receipt, or if sent by registered or certified mail or by a nationally recognized commercial carrier, upon the sooner of the date on which receipt is acknowledged or the expiration of three days after deposit in United States post office facilities properly addressed with postage prepaid. All notices to a party will be sent to the addresses set forth below or to such other address or person as such party may designate by notice to each other party hereunder:

TO BROOKTROUT:                              BROOKTROUT, INC.
                                            410 First Avenue
                                            Needham, MA 02494
                                            ATTENTION: Eric R. Giler, President
                                            Facsimile No.: (781) 449-2025

With a copy to                           Goodwin Procter & Hoar LLP
                                         Exchange Place
                                         Boston, MA 02109
                                         Attn:    H. David Henken, P.C.
                                                  Thomas P. Storer, P.C.
                                         Facsimile No.: (617) 523-1231

TO INTERSPEED:                           INTERSPEED, INC.
                                         39 High Street
                                         North Andover, MA 01845
                                         ATTENTION: Stephen A. Idle, President
                                         Facsimile No.: (978) 668-4798

with a copy to:                          Goodwin Procter & Hoar LLP
                                         Exchange Place
                                         Boston, MA 02109
                                         Attn:   H. David Henken, P.C.
                                                 Thomas P. Storer, P.C.
                                         Facsimile No.: (617) 523-1231

         Any notice given hereunder may be given on behalf of any party by his counsel or other authorized representatives.

                  (i) DISPUTES. Except with respect to matters as to which injunctive relief is being sought, any dispute arising out of or relating to this Agreement that has not been settled within thirty (30) days by good faith negotiation between the parties to this Agreement shall be submitted to the JAMS/Endispute, Inc. for final and binding arbitration pursuant to the JAMS/Endispute, Inc.'s Arbitration Rules. Any such arbitration shall be conducted in Boston, Massachusetts.

                  (j) SURVIVAL OF OBLIGATIONS. The obligations of the parties under Articles 2, 4(b), 4(c), 5(a), 5(d), 5(g), 5(h), and 5(i) shall survive the expiration of this Agreement.

                  (k) TITLE AND HEADINGS. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  (l) EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, both Brooktrout and Interspeed have caused this Agreement to be duly executed on its behalf by its duly authorized officer as of the date first written above.

                                                 BROOKTROUT, INC.

                                                 By:
                                                    ----------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                          ----------------------


                                                 INTERSPEED, INC.

                                                 By:
                                                    ----------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                          ----------------------

                                   SCHEDULE A

                      PAYROLL PROCESSING AND ADMINISTRATION

Scope: Brooktrout will provide payroll processing and administration services for Interspeed comparable to those provided prior to the Closing Date. Such services include calculation of payroll, disbursement of paychecks and making direct deposits, and collecting and forwarding payroll taxes and other deductions, all on behalf of and for the account of Interspeed.


         1) During the period beginning on , 1999 through the end of the Term described below, Brooktrout will pay the employees of Interspeed, net of any taxes or other deductions such as employee contributions to Flexible Spending Reimbursement Accounts described on Schedule C hereof. Brooktrout will deduct the gross payroll cost directly from Interspeed's cash account.


         2) Brooktrout will not make deductions with respect to the Brooktrout 401(k) Plan on or after , 1999, however, deductions will be made and credited to a new Interspeed 401(k) Plan immediately upon adoption of such Plan by Interspeed.

         3) Brooktrout will provide Interspeed with a schedule showing the exact nature of payments and deductions made by Brooktrout on behalf of Interspeed.

         4) The fees for set up of Interspeed hourly payroll charged by an outside payroll processor will be directly billed to Interspeed, in addition to payroll processing fees charged by the provider for such hourly payroll processing.

Term: Terminates after the October 31, 1999 payroll has been processed, although Interspeed may request an earlier termination.

Fees: Reimbursement by Interspeed for payroll processing and administration services is outlined in Table 1. Interspeed will reimburse Brooktrout for any payroll paid on behalf of Interspeed for any period following the Closing Date within two days after receipt of information from Brooktrout.

                                   SCHEDULE B

                                 HUMAN RESOURCES

Scope:   INFORMATION SYSTEMS:

                  Brooktrout will maintain the Interspeed human resources database, process changes to such database and provide Interspeed with current access methods. Brooktrout will provide the following employee information from the database via an Excel format: social security number, first, middle and last names, address, city, state, zip codes, position titles, marital status, date of birth, date of hire, gender, race codes, exempt/non-exempt status, hourly or annual salary rates (dependent upon exemption status), next review dates, federal marital status, tax code, federal and state exemption numbers.

                  PERSONNEL FILES:
                  Brooktrout will transfer the personnel files to Interspeed at the end of the transition services period.

                  RECRUITING AND HIRING:
                  Brooktrout will provide a reasonable level (up to 15 hours per week) of recruiting and hiring support as needed by Interspeed. Should the recruiting needs increase, Brooktrout will provide assistance in hiring a contract recruiter.

Term: Terminates on October 31, 1999, although Interspeed may request an earlier termination.

Fees: Reimbursement by Interspeed for human resources services is outlined in Table 1.

                                   SCHEDULE C

                                    BENEFITS

Scope: Brooktrout will permit all active employees of Interspeed as of the Closing Date and their dependents, if applicable, to remain in all welfare benefit plans maintained by Brooktrout for the employees of Interspeed as of the Closing Date, including, but not limited to, the following welfare benefits:

                INSURANCE PLANS:
                medical insurance
                dental insurance
                short-term disability insurance, long-term disability insurance accidental death and dismemberment insurance, travel insurance life insurance

                With respect to the foregoing benefits, Brooktrout will provide coverage, process changes in participation (including new hires and terminations), and process claims under all policies.

                WORK AND FAMILY PROGRAM:
                employee assistance program

                FLEXIBLE SPENDING REIMBURSEMENT ACCOUNTS:
                health care
                dependent care

                With respect to the foregoing benefits, Brooktrout will provide deduction, disbursement and plan administration services; and will work with the Flexible Spending Reimbursement Accounts provider to transfer ending account balances to the new employer's plan.

                "COBRA" CONTINUATION HEALTH CARE COVERAGE:
                Brooktrout will provide continuation health care coverage as required under Section 4980B of the Code and Sections 601 through 607 of ERISA as of the Closing Date ("COBRA") to those employees of Interspeed incurring COBRA qualifying events who become eligible for COBRA continuation coverage on or after the Closing Date but before November 1, 1999 (or such earlier date specified by Interspeed).

                401(K) PLAN ADMINISTRATION As noted in Schedule A, Brooktrout will not make deductions with respect to the Brooktrout 401(k) on or after , 1999. The assets of the 401(k) participants will be transferred into the new employer's plan.

Term: Insurance Plans, Work and Family Programs, Flexible Spending Reimbursement Accounts, and COBRA Continuation Health Care Coverage terminates on the date that payroll services terminate pursuant to Schedule A.

Fees: Interspeed will reimburse Brooktrout for its cost of providing such benefits at a per capita rate for the actual time coverage is in effect at the actual provider rates. Reimbursement by Interspeed for benefits services is outlined in Table 1.

                                   SCHEDULE D

                                    MARKETING

Scope: Brooktrout will provide a reasonable level of Corporate Marketing and management support, consistent with the level of support provided to Interspeed prior to the Closing Period. Marketing support services include advertising, promotions, web site maintenance, collateral, public relations, and trade shows.

Term: Terminates on December 31, 1999, although Interspeed may request an earlier termination.

Fees: Spending commitments will be pre-approved by Interspeed and all marketing program costs will be paid to Brooktrout by Interspeed at actual amounts incurred. Reimbursement by Interspeed for marketing services is outlined in Table 1.

                                   SCHEDULE E

                  INFORMATION TECHNOLOGY AND TELECOMMUNICATIONS

Scope: Brooktrout will continue to support Interspeed with information technology and systems support to a reasonable level, similar to that provided prior to the Closing Date. Support includes general Oracle system support, WAN service support, voice system support as needed, and support of software, hardware, systems and maintenance related to the following:

                SYSTEMS SUPPORTED:
                Oracle
                Saleslogix
                Equity Edge
                FAS (fixed asset tracking)
                HRIS (human resource information system)

                HARDWARE AND MAINTENANCE:
                Delphi
                Oracle system maintenance
                Pangea (Oracle maintenance contractor)
                Saleslogix maintenance

                In order to provide adequate support on a timely basis, Interspeed must coordinate with Brooktrout all changes or enhancements made to their network, so as to ensure that the above listed systems remain operable. Additional support required to remedy the above systems due to network changes will be invoiced separately and are not quoted in this agreement.

                At the termination of this Transition Services Agreement, Brooktrout will provide all of the data requested by Interspeed from the above referenced systems, in reasonable format such that Interspeed can import such data into their systems at termination of this agreement.

Term: Terminates on December 31, 1999, but Interspeed may request an earlier termination.

Fees: Reimbursement by Interspeed for information technology and telecommunications services is outlined in Table 1. The cost of an outside consultant contracted with mutual agreement of both parties to download data to files for import by Interspeed will be paid by Interspeed at actual invoice cost.

                                   SCHEDULE F

                               ACCOUNTS RECEIVABLE

Scope: Brooktrout's accounts receivable department will accept, deposit and apply all checks and wire transfers received on behalf of Interspeed. Collections will be wired weekly to an account designated by Interspeed, and all documentation will be sent weekly via overnight mail to Interspeed.

Term: Terminates on December 31, 1999, but Interspeed may request an earlier termination.

Fees: Reimbursement by Interspeed of out of pocket expenses as incurred (e.g., bank fees and delivery charges). Reimbursement by Interspeed for accounts receivable services is outlined in Table 1.

                                   SCHEDULE G

                             ACCOUNTING AND FINANCE

Scope: Brooktrout will continue to support Interspeed with Accounting and Finance support to a reasonable level, similar to that provided prior to the Closing Date.

                ACCOUNTING AND FINANCE SERVICES PROVIDED:
                Accounts payable vouchering
                Cash disbursements
                Customer credit analysis
                Customer invoicing
                General ledger
                Cost accounting
                Fixed Assets
                Month end closings
                Financial reporting
                Tax

                RECORDS
                Brooktrout will transfer accounting and finance records to Interspeed at the end of the transition services period. Records include:

                (a)        Paid suppliers invoices

                (b) Customer invoices and supporting documentation (purchase orders, packing slips)

                (c)        Customer credit files

Term: Terminates on December 31, 1999, but Interspeed may request an earlier termination.

 Fees: Actual invoice amounts, where invoices are processed by Brooktrout on behalf of Interspeed, will be paid by Interspeed. Reimbursement by Interspeed for accounting and finance services is outlined in Table 1.

                                   SCHEDULE H

                                   ORDER ENTRY

Scope: Brooktrout will continue to support Interspeed order entry services similar to that provided prior to the Closing Date.

Term: Terminates on December 31, 1999, but Interspeed may request an earlier termination.

Fees: Reimbursement by Interspeed for order entry services is outlined in Table 1 .

                                   SCHEDULE I

                         USE OF INTERSPEED NAME ON FORMS

Scope: During the transition period, Brooktrout will continue to use Interspeed forms in the support services provided on behalf of Interspeed. At the end of the transition period, Brooktrout will transfer remaining forms to Interspeed. Documents include the following:

                (a) Invoices
                (b) Checks
                (c) Letterhead

Term: Transfer of the remaining forms will be done as the respective supporting services are terminated by Brooktrout as outlined in this Agreement.

Fees: None for existing stock; additional stock, if needed, will be purchased by Interspeed.

                                                 *** This Information has
                                                     been omitted pursuant to a
                                                     Request For Confidential
                                                     Treatment, and has been
                                                     filed with the
                                                     Securities and Exchange
                                                     Commission
TABLE 1: TRANSITION SERVICES FEES

SCHEDULE                                      ADMINISTRATIVE HOURS      ADMINISTRATIVE FEE
REFERENCE     DESCRIPTION                     PER MONTH                 PER MONTH

A             Payroll Processing and                ***                    ***
              Administration Services

B             Human Resources administration        ***                    ***
              and database management

B             Recruiting support by Brooktrout      ***                    ***
              staff

B             Recruiting support by Brooktrout    As requested
              contract recruiter; $70/hour        by Interspeed

C             Benefits Related Services             ***                    ***

D             Corporate Marketing and               ***                    ***
              Management

E             Information Technology and            ***                    ***
              Telecommunications

F             Accounts Receivable                   ***                    ***

G             Accounting and Finance Services       ***                    ***

H             Order Entry                           ***                    ***

I             Use of Interspeed Name on Forms   Not Applicable              -


MONTHLY TRANSITION SERVICE FEE                                             ***
                                                                      ---------



SCHEDULE                                                                          BASE RATE
REFERENCE     DESCRIPTION                        OTHER COSTS                       PER HOUR      OH%
A             Payroll Processing and            Gross payroll costs; outside          ***        ***
              Administration Services           payroll processing fees,
                                                including set up of an
                                                hourly payroll for
                                                Interspeed hourly
                                                employees.

B             Human Resources administration                                          ***        ***
              and database management

B             Recruiting support by Brooktrout   Agency fees; hiring ads              ***        ***
              staff

B             Recruiting support by Brooktrout   Out of pocket expenses               ***        ***
              contract recruiter; $70/hour

C             Benefits Related Services          Per capital actual costs of          ***        ***
                                                 insurance as invoiced by
                                                 providers.

D             Corporate Marketing and            Marketing program costs at actual    ***        ***
              Management                         amounts invoiced.

E             Information Technology and         Sprint WAN service actual cost;      ***        ***
              Telecommunications                 contracted consultant to download
                                                 data for import to Interspeed
                                                 systems (or ***/hour if provided
                                                 by Brooktrout); and internet
                                                 access fees, all billed at actual
                                                 invoice cost.

F             Accounts Receivable                Out of pocket costs (e.g., Bank      ***        ***
                                                 fees, delivery charges)

G             Accounting and Finance Services    Actual invoice costs                 ***        ***

H             Order Entry                                                             ***        ***

I             Use of Interspeed Name on Forms   Cost of additional forms, if
                                                needed.


Note: Unless otherwise noted in this Transition Services Agreement, Brooktrout will invoice fees monthly and Interspeed will send payment for Brooktrout's receipt within 30 days of the invoice date. Where Interspeed is responsible for reimbursement of other actual costs incurred by Brooktrout on behalf of Interspeed, Interspeed will send payment for Brooktrout's receipt within 10 days of receiving supporting documentation of the costs incurred by Brooktrout.